Exhibit 10.19

CHARTER ASSIGNMENT

No. 1

GENMAR HARRIET G (the “Vessel”)

Official Number 12884

GMR HARRIET G LLC, a Liberian limited liability company (the “Assignor”), refers to an Earnings Assignment dated March 1, 2006 (the “Earnings Assignment”) given by the Assignor in favor of NORDEA BANK FINLAND PLC, NEW YORK BRANCH, a limited liability company organized and existing under the laws of Finland, as Collateral Agent (the “Assignee”), under the Credit Agreement referred to below, wherein the Assignor agreed to enter into a Charter Assignment in the event the Assignor entered into any charter or contract of affreightment or other agreement for employment of the Vessel for a period of twelve (12) months or longer including permitted extensions and renewals.

The Assignor represents that it has entered into a charter dated August 10, 2011 between the Assignor and BP Shipping Limited (the “Charterer”), a true and complete copy of which is attached hereto (the “Charter”), and agrees that Section 1 of the Earnings Assignment is hereby amended to add to the description of collateral contained in said Section all of the Assignor’s right, title and interest in and to the Charter, all earnings and freights thereunder, and all amounts due the Assignor thereunder, and the Assignor does hereby grant, sell, convey, assign, transfer, mortgage and pledge to the Assignee, and unto the Assignee’s successors and assigns, all its right, title, interest, claim and demand in and to, and hereby does also grant unto the Assignee, a security interest in and to, the Charter and all claims for damages arising out of the breach of and rights to terminate the Charter, and any proceeds of any of the foregoing.

The Assignor hereby warrants that the Assignor will promptly give notice to the Charterer of the Earnings Assignment as provided by Section 6 of the Earnings Assignment and the Assignor will use its best efforts to obtain the consent of the Charterer as evidenced by the execution by the Charterer of the Charterer’s Consent and Agreement in the form attached hereto as Annex 1.

The Assignor reconfirms that the Earnings Assignment including all of the rights and liabilities, covenants and obligations therein remains in full force and effect.

Terms used herein and not otherwise defined herein are used as defined in, or by reference in, the Earnings Assignment.

The Assignor hereby agrees that so long as this Charter Assignment is in effect it will not terminate said Charter, or amend, modify, supplement, or waive any material term of said Charter in a manner adverse to the Assignee, in each case without first obtaining the written consent of the Assignee therefor. The Assignor hereby agrees to notify the Assignee in writing of any arbitration.

No amendment or modification of the Charter, and no consent, waiver or approval with respect thereto shall be valid unless joined in, in writing, by the Assignee. No notice, request or demand under the Charter, shall be valid as against the Assignee unless and until a copy thereof is furnished to the Assignee.

IN WITNESS WHEREOF, the Assignor has caused this Charter Assignment No.    to be duly executed this        day of May, 2012.

GMR HARRIET G LLC,
as Assignor

By:	/s/ Dean Scaglione
	Name:	Dean Scaglione
	Title:	Manager

Signature page to Primary Charter Assignment ($508M)

Annex I to

Exhibit B to

EARNINGS ASSIGNMENT

[Form of]

CHARTERER’S CONSENT AND AGREEMENT

No. 1

GENMAR HARRIET G (the “Vessel”)

Official Number 12884

The undersigned, charterer of the Liberian flag vessel GENMAR HARRIET G pursuant to a time charter-party dated August 10, 2011 (the “Charter”), does hereby acknowledge notice of the assignment by the Assignor of all the Assignor’s right, title and interest in and to the Charter to NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Collateral Agent (the “Assignee”), pursuant to a Charter Assignment dated May 17, 2012 and an Earnings Assignment dated March 1, 2006 (as the same may be amended, supplemented or otherwise modified from time to time, the “Assignment”), consents to such assignment, and agrees that, it will make payment of all moneys due and to become due under the Charter, without setoff or deduction for any claim not arising under the Charter, and notwithstanding the existence of a default or event of default by the Assignor under the Charter, direct to the Assignee or such account specified by the Assignee at such address as the Assignee shall request the undersigned in writing until receipt of written notice from the Assignee that all obligations of the Assignor to it have been paid in full.

The undersigned agrees that it shall look solely to the Assignor for performance of the Charter and that the Assignee shall have no obligation or liability under or pursuant to the Charter arising out of the Assignment, nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to the Charter. Notwithstanding the foregoing, if in the sole opinion of the Assignee an Event of Default under the Credit Agreement (as defined in or by reference in the Assignment) shall have occurred and be continuing, the undersigned agrees that the Assignee shall have the right, but not the obligation, to perform all of the Assignor’s obligations under the Charter as though named therein as owner.

The undersigned agrees that it shall not seek the recovery of any payment actually made by it to the Assignee pursuant to this Charterer’s Consent and Agreement once such payment has been made. This provision shall not be construed to relieve the Assignor of any liability to the Charterer.

The undersigned hereby waives the right to assert against the Assignee, as assignee of the Assignor, any claim, defense, counterclaim or setoff that it could assert against the Assignor under the Charter.

The undersigned agrees to execute and deliver, or cause to be executed and delivered, upon the written request of the Assignee any and all such further instruments and documents as the Assignee may deem desirable for the purpose of obtaining the full benefits of this Assignment and of the rights and power herein granted.

The undersigned agrees that no amendment, modification or alteration of the terms or provisions of the Charter shall be made unless the same shall be consented to in writing by the Assignee.

The undersigned hereby confirms that the Charter is a legal, valid and binding obligation, enforceable against it in accordance with its terms.

Dated: May   , 2012

,
BP Shipping Limited, as Charterer

By:
Name:
Title:

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